Exhibit 10.1

AMENDMENT NO. 6 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 6 to the Amended and Restated Credit Agreement (this “Amendment No. 6”) dated as of March 11, 2014 (the “Amendment No. 6 Effective Date”) is entered into among Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Borrower”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the Lenders signatory hereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and amends the Amended and Restated Credit Agreement dated as of July 27, 2007 and amended and restated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the Guarantors named therein, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;

WHEREAS, Section 12.2 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein;

WHEREAS, subject to certain conditions, the Lenders party hereto are willing to agree to the amendments set forth in Section 1 hereof relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Convertible Class D Preferred Units” therefrom.

(b) Section 7.1 of the Credit Agreement is hereby amended by amending and restating clause (j) thereof in its entirety as follows:

(j) [reserved.]

(c) Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 8.1 Consolidated Funded Debt Ratio. As of the last day of any fiscal quarter, permit the Consolidated Funded Debt Ratio to be greater than:

(a) for the last day of any fiscal quarter during an Acquisition Period, 5.50 to 1.00;

(b) for the last day of the fiscal quarter in which the TEAK Acquisition is consummated, 5.75 to 1.00;

(c) for the last day of the three fiscal quarters immediately following the fiscal quarter in which the TEAK Acquisition is consummated, 5.50 to 1.00;

(d) for the last day of the fiscal quarter immediately following the three fiscal quarters referred to in the foregoing clause (c), 5.25 to 1.00; or

(e) for the last day of any other fiscal quarter, 5.00 to 1.00.

(d) Section 9.6 of the Credit Agreement is hereby amended by amending and restating clause (h) thereof in its entirety as follows:

(h) the Borrower may make Restricted Payments to holders of preferred Capital Stock in the Borrower if the Minimum Liquidity, on a Pro Forma Basis, is greater than or equal to $50,000,000.

Section 2. Conditions Precedent to the Effectiveness of this Amendment No. 6.

(a) This Amendment No. 6 shall become effective as of the date hereof when, and only when, each of the following conditions precedent shall have been (or is or will be substantially concurrently therewith) satisfied:

(i) The Administrative Agent shall have received counterparts of this Amendment No. 6, duly executed by (A) the Borrower, (B) the Guarantors, (C) the Administrative Agent and (D) the Required Lenders; and

(ii) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 6 Effective Date including, without limitation, a consent fee for the ratable account of the Consenting Lenders (defined below) in an amount equal to 5 basis points (0.05%) of the aggregate Revolving Credit Commitments (as in effect on the Amendment No. 6 Effective Date) of all of the Lenders that consent to and execute this Amendment No. 6 on or prior to the Amendment No. 6 Effective Date (the “Consenting Lenders”).

Section 3. Representations and Warranties. On and as of the Amendment No. 6 Effective Date, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment No. 6 has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement, as amended by this Amendment No. 6, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b) No Default or Event of Default under the Credit Agreement exists or is continuing or would exist immediately after giving effect to this Amendment No. 6.

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(c) No consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment No. 6.

(d) The representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date, which shall be true and correct in all material respects as of such earlier date, and except for those qualified by materiality or by reference to Material Adverse Effect, which shall be true and correct in all respects).

Section 4. Reference to and Effect on the Loan Documents.

(a) As of the Amendment No. 6 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 6 and the Credit Agreement shall be read together and construed as a single instrument.

(b) As of the Amendment No. 6 Effective Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

(c) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment No. 6 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment No. 6 shall constitute a Loan Document under the terms of the Credit Agreement.

Section 5. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all terms and conditions of this Amendment No. 6 and agree that this Amendment No. 6 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents.

Section 6. Confirmation of Security Documents. The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the signature lines provided below, each of the Credit Parties hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party and the Liens granted by it under the Security Documents to which it is a party, confirms that the Security Documents continue to grant valid Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties securing the Obligations, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if

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made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 7. Execution in Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or other electronic transmission (i.e., “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment No. 6.

Section 8. Governing Law. This Amendment No. 6 shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby.

Section 9. Section Titles. The section titles contained in this Amendment No. 6 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub clause or subsection is a reference to such clause, sub clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 10. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 11. Severability. The fact that any term or provision of this Amendment No. 6 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12. Successors. The terms of this Amendment No. 6 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 6 OR ANY OTHER LOAN DOCUMENT.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:

ATLAS PIPELINE PARTNERS, L.P.

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

GUARANTORS:

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

ATLAS PIPELINE TENNESSEE, LLC
APL LAUREL MOUNTAIN, LLC
ATLAS PIPELINE MID-CONTINENT HOLDINGS LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

ATLAS MIDKIFF, LLC

ATLAS CHANEY DELL, LLC

SLIDER WESTOK GATHERING, LLC

NOARK ENERGY SERVICES, L.L.C.

ATLAS PIPELINE MID-CONTINENT LLC

APL BARNETT, LLC

ATLAS PIPELINE NGL HOLDINGS, LLC

ATLAS PIPELINE NGL HOLDINGS II, LLC

APL ARKOMA HOLDINGS, LLC

APL GAS TREATING, LLC

APL SOUTHTEX MIDSTREAM LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
VELMA GAS PROCESSING COMPANY, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

PECOS PIPELINE LLC
TESUQUE PIPELINE, LLC

By:	APL Barnett, LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

APL ARKOMA, INC.

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

APL ARKOMA MIDSTREAM, LLC

By:	APL Arkoma Holdings, LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

APL SOUTHTEX PIPELINE COMPANY LLC

By:	APL SouthTex Midstream LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

APL SOUTHTEX MIDSTREAM HOLDING COMPANY LP
APL SOUTHTEX GAS UTILITY COMPANY LP
ATLAS SOUTHTEX MIDSTREAM COMPANY LP
APL SOUTHTEX TRANSMISSION COMPANY LP
APL SOUTHTEX PROCESSING COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner

By:	APL SouthTex Midstream LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Catherine Cook
	Name:	Catherine Cook
	Title:	Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Phelan
Name: Kenneth Phelan
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

CITIBANK, N.A., as a Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice-President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Les Werne
Name: Les Werne
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Yenn Pirio
Name: Yenn Pirio
Title: Director

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

AMEGY BANK, N.A., as a Lender

By:	/s/ H. Brock Hudson
Name: H. Brock Hudson
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Jubo
Name: Katsuyuki Jubo
Title: Executive Director

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Jodie Gildersleeve
Name: Jodie Gildersleeve
Title: Assistant Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert Trabaud
Name: Robert Trabaud
Title: Managing Director

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mack Lambert
Name: Mack Lambert
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:	/s/ William W. Brown
Name: William W. Brown
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

ONEWEST BANK, FSB, as a Lender

By:	/s/ Sean Murphy
Name: Sean Murphy
Title: Executive Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name: David Valentine
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

SOVEREIGN BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzori
Name: Michelle Latzori
Title: Authorized Signatory

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.

THE F&M BANK AND TRUST COMPANY, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 6- ATLAS PIPELINE PARTNERS, L.P.